VERMONT FINANCIAL SERVICES CORP
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              ACQUISITION OF

              EASTERN BANCORP, INC.

              NOVEMBER 14, 1996



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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 1

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Transaction Overview
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              o       Description of Eastern Bancorp, Inc.

              o       Terms and Structure

              o       Earnings Impact

                      o        Current Eastern Bancorp Earnings

                      o Anticipated Noninterest Expense Savings and Revenue Opportunities

                      o Estimated EPS Dilution is Breakeven by 12/31/97 with Accretion of 5%+ in 1998

                      o        Internal Rate of Return of approximately 20%

                      o        Merger Related Charges

                      o        Pro Forma Balance Sheet

                      o        Pricing Relative to Recent Transactions



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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 2

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Description of Eastern Bancorp, Inc.
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              o       Eastern's Branch Network Significantly Enhances
                      VFSC's Existing Franchise

                      -        19% Pro Forma Share of Statewide Deposits in
                               Vermont

                      - 17% Pro Forma Share of Strongest Market in Vermont - Chittenden County

                      -        Entry into Attractive Southern New Hampshire
                               Market


[Map showing branch locations of banks in Vermont, New Hampshire and Massachusetts]






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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 3

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Description of Eastern Bancorp, Inc.
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Primary Business                    Retail Deposit Gathering
                                    Residential and Commercial
                                    Mortgage Lending
                                    Consumer Lending

Headquarters                        Dover, NH

Subsidiary                          Vermont Federal Bank

Branches                            25:  15 - Vermont Federal Bank
                                    10 - First Savings of New
                                    Hampshire

Employees                           422



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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 4

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Description of Eastern Bancorp, Inc.
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Fiscal Year Ended 9/30/96

Assets..............................................................$869 million

Deposits............................................................$641 million

Loans...............................................................$489 million

Equity..............................................................$ 64 million

Net Income (1)......................................................$5.7 million

Return on Average Assets (1)...............................................0.69%

Return on Average Equity (1)...............................................9.01%
--------------------------------------


(1) Excludes effects of one-time SAIF special assessment of $2.4 million, net of taxes.



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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 5

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Terms and Structure
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o      Price.........................  $89.1 million, or $24.23 per EBCP share
                                       (based on a 20 day avg. VFSC price of
                                       $34.66)

o      Exchange Ratio................  Each EBCP share to be exchanged for stock or cash consideration equal to the value of $7.25 cash and 0.4900 shares of VFSC.

o      Form of Consideration.........  Fixed pools of VFSC common stock and cash, subject to collar adjustments.

o      Election Option...............  Election option to receive consideration in form of stock or cash, subject to
                                       aggregate limits.

o      Accounting/Tax Treatment......  Purchase accounting.  Stock component tax-free.

o      Collars ......................  Capped price per share of $26.83 if
                                       VFSC's stock rises above $39.96.
                                       Floor price per share of $21.72 if VFSC's stock falls to between $29.54 and $26.06. Max. exchange ratio of $7.25 cash and
                                       0.5553 shares if VFSC's stock falls below
                                       $26.06.

o      Walkaway Provision............  EBCP termination right if VFSC's stock price falls below $26.06 (representing
                                       merger consideration value of $21.72 per EBCP share), subject to VFSC option to cure.

o      Stock Option..................  Option granted to VFSC for 19.9% of stock, with related  $1 million fee.

o      Fully Diluted Shares            Approximately 6.8 million post-closing.
       Outstanding...................
o      Due Diligence.................  Completed

o      Approvals.....................  Shareholders of both companies.  Standard regulatory reviews.

o      Anticipated Closing...........  June 1997



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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 6

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Earnings Impact
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                            EBCP SHARE PAYOUT DIAGRAM

[Graph showing consideration to be paid in merger based on value of VFSC Stock]



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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 7

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Earnings Impact
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                          EASTERN CURRENT EARNINGS (1)


Fiscal Year Ended 9/30/96 ($000s)



Net Interest Income              $28,933


Loan Loss Provision              895


Noninterest Income               11,273


Noninterest Expense              30,173


Pre-Tax Income                   9,138


Net Income                       $5,728

------------------------------------


(1) Excludes effects of one-time SAIF special assessment of $2.4 million, net of tax.




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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 8

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Earnings Impact
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                   ANTICIPATED EXPENSE SAVINGS (Annual) (1)(2)



($000s)
Holding Company Costs                  $1,100

Corporate Functions                    1,800

Data Processing                        1,600

Lending Functions                      1,400

Branches                               1,200

Operations                             700

Marketing                              600

Other                                  600

     Total                             $9,000

------------------------------------

(1) 70% of cost savings of $9.3 million anticipated to be captured by 12/31/97 and 100% by 6/30/98.

(2) Represents 31% of EBCP non-interest expense for the 12 months ended 9/30/96, excluding SAIF assessment.




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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 9

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Earnings Impact
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                 ANTICIPATED REVENUE ENHANCEMENTS (Annual) (1)


($000s)

ATM and Debit Card Income                            $ 400

Checking Account Service Charges                       250

Credit Card and Merchant Services Income               150

Corporate Cash Management Services Income              100

Credit Card Income                                     100

Trust Services Income                                  100

     Total                                          $1,100

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(1) 100% of revenue enhancements anticipated to be realized by
6/30/98.



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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 10

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Merger Related Charges
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                           NON-RECURRING ITEMS IN 1997

($000s)

Investment Portfolio Mark to Market        $8,800

Loan Loss Reserve/OREO Adjustments          6,300

Personnel                                   2,500

Facilities & Equipment                      1,300

Branch Related                                750

Other                                       2,600




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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 11

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
Pro Forma Balance Sheet
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                                                                       Pro Forma                                 Pro Forma
As of 9/30/96($mil)(1)                       VFSC          EBCP          Combined         Adjustments          as Adjusted

Cash & Investments                        $   322        $  343            $  655              $(140)               $  525
Loans                                         893           489             1,382                 (5)                1,377
Premises & Equipment                           22            17                39                 (1)                   38
Other Assets                                   40              20              60                  52                  112
                                           ------          ------          ------              ------               ------

Total Assets                               $1,277        $  869            $2,146                                   $2,052
                                           ======        ======            ======                                   ======

Deposits                                   $1,074        $  641            $1,715                                   $1,715
Borrowings                                     78           154               232               (100)                  132
Other Liabilities                               9            10                19                                       19
                                           ------        ------            ------                                   ------

Total Liabilities                           1,161           805             1,966                                    1,866
Shareholders' Equity                       $  116        $   64            $  179                   5               $  184

------------------------------------


(1) Adjusted for estimated transaction-related restructuring charges, purchase accounting adjustments, and a paydown of borrowings.





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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 12

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Pricing Relative to Recent Transactions
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SELLER/BUYER                          Price     Assets     Price to     Price to
                                     ($mil)     ($mil)         Book     Earnings
Eastern Bancorp/VFSC                   $ 89       $869         140%         15.6

Family Bancorp/Peoples Heritage         113        887         164%         12.2

Marble Financial/Albank                  61        413         156%          8.5

NFS Financial/BayBanks                   98        614         160%         12.3






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Vermont Financial Services Corp. - Acquisition of Eastern
Bancorp, Inc.                                                 Page 13